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                                                                    EXHIBIT 23.3


                              PRATOR BETT, L.L.C.
                              PETROLEUM ENGINEERS
                              --------------------
                          712 MAIN STREET, SUITE 1830
                              HOUSTON, TEXAS 77002
                               TEL (713)224-1350
                               FAX (713)224-1351

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

We hereby consent to the reference to our firm and to our report dated February 13, 2004, presenting estimated reserves and future revenue for the oil and gas properties of NEG Operating, LLC, in National Energy Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003.

                                             /s/ M. DAYTON PRATOR III
                                             ------------------------------
                                             PRATOR BETT, L.L.C.


Houston, Texas
March 25, 2004